UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2022

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Walkers Corporate Limited

190 Elgin Avenue

George Town, Grand Cayman

Cayman Islands

(Address of Principal Executive Offices)

KY1-9008

(Zip Code)

(510) 623-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2022, the Board of Directors (the “Board”) of SMART Global Holdings, Inc., a Cayman Islands exempted company (the “Company”), appointed Mark Papermaster to the Board, effective August 22, 2022.

In connection with Mr. Papermaster’s appointment to the Board and subject to Board approval of such appointment, on August 12, 2022, the Company entered into an offer letter (the “Offer Letter”) with Mr. Papermaster, pursuant to which he agreed to serve as a member of the Company’s Board. Under the terms of the Offer Letter, Mr. Papermaster will receive annual compensation of $60,000 for his service as a director, reimbursement for reasonable expenses and additional fees for serving on any of the committees of the Board. Mr. Papermaster will also receive an initial grant of restricted stock units (“RSUs”) under the Company’s Amended and Restated 2017 Share Incentive Plan as determined in accordance with the Company’s Independent Director Compensation Policy, and he will be eligible for additional RSU grants as determined by and subject to approval by the Board. In connection with his appointment, Mr. Papermaster also entered into the Company’s standard form of indemnification agreement.

A copy of the press release announcing Mr. Papermaster’s appointment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release entitled “SMART Global Holdings Appoints Mark Papermaster as New Independent Member of its Board of Directors” issued by SMART Global Holdings, Inc. on August 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART Global Holdings, Inc.
Date: August 23, 2022

	By:	/s/ Anne Kuykendall
Anne Kuykendall Vice President and General Counsel